Exhibit 13.2

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 20-F of Oatly Group AB (the “Company”) for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christian Hanke, Chief Financial Officer of the Company and Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 6, 2022

By:	/s/ Christian Hanke
Christian Hanke
Chief Financial Officer
(Principal Financial Officer)

US-DOCS\129940999.2   IHS - 2021 20-F - Certification Exhibits